Fees Summary	Aug. 15, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	141,195.57
Total Transaction Valuation	956,609,574.35
Total Offset Amount	0.00
Net Fee	$ 141,195.57